                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                    Date of report (Date of earliest event reported): March 9, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                              0-13163                                                       71-0581897
                     (Commission File Number)                                    (IRS Employer Identification No.)

       1 Information Way, P.O. Box 8180, Little Rock, Arkansas                               72203-8180
               (Address of Principal Executive Offices)                                      (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         On February 17, 2005, a Notice of Redemption providing for the redemption of our 3.75% convertible subordinated notes due
2009 (the "NotesZ") in an aggregate principal amount outstanding of $175,000,000 was delivered to the holders thereof.  As of 5:00
P.M. New York time on March 8, 2005, holders of $174,985,000 principal amount of the Notes elected to convert the Notes into shares of our common stock.  We will issue approximately 9,588,192 shares of our common stock upon conversion of the Notes.  The remaining
Notes, in the principal balance of $15,000, will be redeemed on March 9, 2005.  Thereafter, we will have no further debt obligations outstanding under the Notes.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              _________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader